Rule 497(e)

File Nos. 333-130820

and 811-08183

SCHWAB SELECT ANNUITY®

Issued by First Great-West Life & Annuity Insurance Company

Variable Annuity-1 Series Account

Supplement dated January 9, 2006 to the Prospectus

for the Schwab Select Annuity® dated January 3, 2006

Please note the following changes to your Prospectus:

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The name change to DWS Scudder is a result of Deutsche Bank AG's acquisition of Zurich Scudder Investments, Inc.

The new portfolio names will be as follows:

Current Name	New Name, Effective February 6, 2006
Scudder VIT Small Cap Index Fund	DWS Small Cap Index VIP
Scudder Variable Series I Capital Growth Portfolio	DWS Capital Growth VIP
Scudder Variable Series I Growth and Income Portfolio	DWS Growth & Income VIP
Scudder Variable Series II SVS Dreman High Return Equity Portfolio	DWS Dreman High Return Equity VIP
Scudder Variable Series II Large Cap Value Portfolio	DWS Large Cap Value VIP

The name changes should be reflected on pages ii, 11, 12 and Appendix D of your Prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated January 3, 2006.

Please keep this supplement for future reference.